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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of CenterPoint Energy, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, David
M. McClanahan, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

            1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. McClanahan
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David M. McClanahan
President and Chief Executive Officer
August 8, 2005